June 1, 2018

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Mid Cap Value Fund

Supplement to the Prospectus, Summary Prospectus and
Statement of Additional Information dated January 30, 2018

Notice of Reduction in Advisory Fee and Expense Limitations

The Board of Trustees of Touchstone Funds Group Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the advisory fee and expense limitations of the Touchstone Mid Cap Value Fund (the “Fund”).

Accordingly, effective June 1, 2018, the Fund will pay its investment advisor, Touchstone Advisors, Inc. (the "Advisor"), an advisory fee at an annualized rate of 0.75% of average daily net assets compared to the previous advisory fee rate of 0.60% of average daily net assets of the Fund up to $100 million, 0.80% of average daily net assets of the Fund on the next $300 million and 0.75% of average daily net assets of the Fund over $400 million. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month. Additionally, effective June 1, 2018, the Advisor has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.22%, 1.97%, 0.97%, and 0.84% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2019. The Fund’s previous contractual expense limitations were 1.27%, 2.02%, 1.02% and 0.89% for Classes A, C, Y and Institutional Class shares, respectively.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TCVAX-S3-1806